Prospectus Supplement — October 19, 2011

Ameriprise Certificates (April 27, 2011)	S-6000 AG

This supplement supersedes the supplement dated August 24, 2011.

For Ameriprise Market Strategy and Ameriprise Stock Market Certificates:

Effective for sales on or after October 19, 2011, and for initial terms beginning on or after October 26, 2011, your initial maximum return will be within the range of 1.5% to 2.5% and your minimum guaranteed interest rate on partial participation will be within the range of 0% to 1%.

If you have received a special promotional rate for your first term of the Ameriprise Stock Market Certificate, then your maximum return for your first term will be within the range of 2.5% and 3.5%.

Effective October 19, 2011, for Ameriprise Market Strategy Certificate the information under “Distribution” on page 85p will be revised as follows:

For Ameriprise Market Strategy Certificate:

•  0.50% of the initial investment on the first day of the certificate’s term, and

•  0.50% of the certificate’s reserve at the beginning of each subsequent term.

Effective October 26, 2011, for Ameriprise Stock Market Certificate the information under “Distribution” on page 85p will be revised as follows:

For Ameriprise Stock Market Certificate:

•  0.50% of the initial investment on the first day of the certificate’s term, and

•  0.50% of the certificate’s reserve at the beginning of each subsequent term.
S-6000 - 16 A (10/11)